UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-8703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	03/31
Date of reporting period:	03/31/2007

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
High Yield
Strategies	Fund

ANNUAL REPORT March 31, 2007

Contents

T H E F U N D

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Cash Flows
27	Statement of Changes in Net Assets
28	Financial Highlights
30	Notes to Financial Statements
41	Report of Independent Registered
Public Accounting Firm
42	Important Tax Information
42	Supplemental Information
43	Information About the Review and Approval
of the Fund’s Management Agreement
48	Dividend Reinvestment Plan
53	Board Members Information
55	Officers of the Fund
57	Officers and Trustees

F O R M O R E I N F O R M AT I O N

Back Cover

HYS.0430AR0307 5/24/07 2:56 PM Page 1

The Fund

Dreyfus High Yield
Strategies Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus High Yield Strategies Fund, covering the 12-month period from April 1, 2006, through March 31, 2007.

Recent volatility in U.S. stock and bond markets has suggested to us that investors’ appetite for risk may be waning. Until late February 2007, the appetite for risk was relatively high, even in market sectors where the danger of fundamental deterioration was clear,such as “sub-prime”mort-gages. While overall valuation levels within the broad stock and bond markets seemed appropriate to us, prices of many lower-quality assets did not fully compensate investors for the risks they typically entail.

Heightened volatility sometimes signals a shift in the economy,but we do not believe this currently is the case.We continue to expect a midcycle economic slowdown and a monetary policy of “prolonged pause and eventual ease.”Tightness in the labor market should ease, with the unemployment rate driven somewhat higher by housing-related layoffs.While we believe there will be a gradual moderation of both CPI and PCE “core”inflation — a measure of underlying long-term inflation that generally excludes energy and food products — we expect the Fed to remain vigilant against inflation risks as it continues to closely monitor upcoming data. As always, your financial advisor can help you identify the investments that may help you potentially profit from these trends and maintain an asset allocation strategy that’s suited for your needs.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

David Bowser, Portfolio Manager

How did Dreyfus High Yield Strategies Fund perform relative to its benchmark?

For the 12-month period ended March 31, 2007, the fund achieved a total return of 12.01% (on a net asset value basis) and produced aggregate income dividends of $0.38 per share.1 In comparison, the Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 11.06% for the same period.2

High yield bonds continued to fare relatively well over the reporting period, supported by moderate economic growth, rising corporate earnings, robust market liquidity and low default rates.The fund participated broadly in the bond market’s performance as we adopted a less defensive strategy over the reporting period’s second half, which resulted in a higher return compared to the Index.

What is the fund’s investment approach?

The fund primarily seeks high current income.The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income.The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure.To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

What other factors influenced the fund’s performance?

As they have for the past several years, high yield bonds benefited during the reporting period from positive fundamental and technical factors. As a result, high yield bonds produced higher returns than most other sectors of the U.S. bond market.

T h e F u n d 3

DISCUSSION OF FUND PERFORMANCE (continued)

From a fundamental perspective, most high yield issuers continued to operate in an expanding global and U.S. economy. Although volatile energy prices and rising interest rates raised economic and inflation-related concerns early in the reporting period, oil and gas prices subsequently fell, and the Federal Reserve Board held interest rates steady between July 2006 and March 2007. Investor sentiment improved as earlier economic concerns eased, leading to modest price gains for most high yield credits over the reporting period overall.

Technical factors also positively influenced the high yield market and the fund. Despite a flood of new issuance toward the end of 2006 due in part to intensifying mergers-and-acquisitions (“M&A”) activity, demand for high yield bonds was bolstered by investors’ need for high levels of current income, coupled with an ample appetite for risk.The combination of abundant new supply and robust demand put further upward pressure on high yield bond prices.

Early in the reporting period, the fund maintained a relatively defensive investment posture, focusing on bonds with credit ratings toward the top of the high yield range.This positioning reflected our concerns at the time regarding rising short-term interest rates and the possibility that an overheated economy might rekindle inflationary pressures.We re-evaluated the fund’s stance as those concerns ebbed over the summer of 2006.With default rates remaining persistently low, we began to increase its exposure to bonds with “single-B” grade credit rating. Yet, we maintained the fund’s bias toward higher-quality companies by emphasizing asset-rich businesses that we believed would be relatively insensitive to an economic slowdown. Areas of focus over the second half of the reporting period included energy companies, electric utilities, packaging firms and gaming companies.

The fund’s shift to a less defensive security selection strategy helped it participate more fully in the market’s strength among lower-rated credits. In addition, the fund received relatively strong contributions to performance from industrial companies, basic materials producers and theaters, which gained value due to a number of initial public offerings and M&A activity within their industries. On the other hand, some industry groups detracted from the fund’s performance. For example, we maintained relatively light exposure in the automotive and homebuilding industries, which advanced despite poor or deteriorating business fundamentals. Similarly, the fund did not hold bonds from the volatile airlines sub-sector.

Finally, the fund continued to benefit from its use of leverage. However, the effectiveness of our leveraging strategy during the reporting period was eroded somewhat by a relatively flat yield curve, in which yield differences across the bond market’s maturity range narrowed toward historical lows.

What is the fund’s current strategy?

Just days before the end of the reporting period,turbulence in Shanghai’s equity market and reports of rising delinquencies among U.S. sub-prime mortgage holders led to sharp declines in U.S. equity and high yield bond markets. At the same time, further deterioration in housing data aggravated economic concerns. In our judgment, these developments may herald a change in the credit cycle and a greater awareness of risk among investors. We currently intend to look for opportunities to reduce the fund’s exposure to the more cyclical parts of the market, and increase the fund’s holdings in areas that historically have produced consistently sound financial results under a variety of economic conditions.

April 16, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses
The Dreyfus Corporation and the fund’s shareholder servicing agent pursuant to an agreement effect through April 4, 2008, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: BLOOMBERG, L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch U.S. High Yield Master II Constrained Index is
unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%.

T h e F u n d 5

SELECTED INFORMATION
March 31, 2007 (Unaudited)

Market Price per share March 31, 2007	$4.29
Shares Outstanding March 31, 2007	71,487,233
New York Stock Exchange Ticker Symbol	DHF

MARKET PRICE (NEW YORK STOCK EXCHANGE)
		Fiscal Year Ended March 31, 2007

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	June 30,	September 30,	December 31,	March 31,
	2006	2006	2006	2007

High	$4.17	$4.27	$4.53	$4.41
Low	3.94	3.96	4.17	4.17
Close	3.95	4.26	4.22	4.29

PERCENTAGE GAIN (LOSS) based on change in Market Price†
April 29, 1998 (commencement of operations) through March 31, 2007		(10.31)%
April 1, 2002 through March 31, 2007		42.75
April 1, 2006 through March 31, 2007		15.99
July 1, 2006 through March 31, 2007		15.87
October 1, 2006 through March 31, 2007		4.75
January 1, 2007 through March 31, 2007		2.99

NET ASSET VALUE PER SHARE
April 29, 1998 (commencement of operations)	$15.00
March 31, 2006	4.60
June 30, 2006	4.48
September 30, 2006	4.57
December 31, 2006	4.61
March 31, 2007	4.72

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
April 29, 1998 (commencement of operations) through March 31, 2007		(1.38)%
April 1, 2002 through March 31, 2007		72.25
April 1, 2006 through March 31, 2007		12.01
July 1, 2006 through March 31, 2007		12.33
October 1, 2006 through March 31, 2007		7.62
January 1, 2007 through March 31, 2007		3.67

† With dividends reinvested.

STATEMENT	OF	INVESTMENTS
March 31, 2007

	Coupon	Maturity	Principal
Bonds and Notes—132.4%	Rate (%)	Date	Amount ($)	Value ($)

Advertising—1.2%
Lamar Media,
Gtd. Notes, Ser. B	6.63	8/15/15	1,000,000 [a]	980,000
Lamar Media,
Sr. Unscd. Notes	6.63	8/15/15	1,850,000	1,813,000
R.H. Donnelley,
Gtd. Notes	10.88	12/15/12	1,241,000 [a]	1,346,485
				4,139,485
Aerospace & Defense—2.0%
BE Aerospace,
Sr. Sub. Notes, Ser. B	8.88	5/1/11	1,239,000 [a]	1,277,730
DRS Technologies,
Gtd. Notes	6.88	11/1/13	438,000	444,570
Esterline Technologies,
Sr. Notes	6.63	3/1/17	1,950,000 [a,b]	1,969,500
L-3 Communications,
Bonds	3.00	8/1/35	550,000	589,875
L-3 Communications,
Gtd. Notes, Ser. B	6.38	10/15/15	1,400,000 [a]	1,394,750
L-3 Communications,
Gtd. Notes	7.63	6/15/12	1,050,000 [a]	1,086,750
				6,763,175
Agricultural—.5%
Alliance One International,
Gtd. Notes	11.00	5/15/12	1,430,000 [a]	1,580,150
Airlines—.4%
United AirLines,
Pass-Through Ctfs., Ser. 00-2	7.81	4/1/11	1,153,705 [a]	1,318,829
Asset-Backed Ctfs./
Home Equity Loans—.1%
Countrywide Asset-Backed
Certificates, Ser. 2007-4, Cl. M8	7.20	9/25/37	135,000	112,185
Countrywide Asset-Backed
Certificates, Ser. 2007-4, Cl. M7	7.20	9/25/37	250,000	234,572
				346,757
Automobile Manufacturers—2.6%
Ford Motor,
Debs.	6.50	8/1/18	1,785,000 [a]	1,432,463
Ford Motor,
Unscd. Notes	7.45	7/16/31	4,785,000 [a]	3,726,319

T h e F u n d 7

STATEMENT OF INVESTMENTS(continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Automobile Manufacturers (continued)
General Motors,
Notes	7.20	1/15/11	3,725,000	3,548,063
				8,706,845
Automotive, Trucks & Parts—3.1%
American Axle and Manufacturing,
Gtd. Notes	7.88	3/1/17	2,400,000 [a]	2,406,000
Goodyear Tire & Rubber,
Sr. Notes	9.00	7/1/15	2,000,000 [a]	2,205,000
Tenneco Automotive,
Gtd. Notes	8.63	11/15/14	3,320,000 [a]	3,477,700
United Components,
Sr. Sub. Notes	9.38	6/15/13	2,290,000 [a]	2,381,600
				10,470,300
Banks—1.7%
Chevy Chase Bank,
Sub. Notes	6.88	12/1/13	3,620,000 [a]	3,819,100
Colonial Bank N.A./Montgomery, AL,
Sub. Notes	8.00	3/15/09	750,000	784,235
Colonial Bank N.A./Montgomery, AL,
Sub. Notes	9.38	6/1/11	1,000,000 [a]	1,133,551
				5,736,886
Building & Construction—2.4%
D.R. Horton,
Gtd. Notes	8.50	4/15/12	2,600,000 [a]	2,705,752
Goodman Global Holdings,
Gtd. Notes	7.88	12/15/12	438,000	442,380
Goodman Global Holdings,
Gtd. Notes, Ser. B	8.36	6/15/12	1,596,000 [a,c]	1,611,960
KB Home,
Gtd. Notes	5.75	2/1/14	2,175,000 [a]	1,955,179
Nortek,
Sr. Sub. Notes	8.50	9/1/14	1,319,000 [a]	1,289,323
				8,004,594
Cable & Media—1.1%
CCH I Holdings,
Gtd. Notes	9.92	4/1/14	4,059,000 [a]	3,632,805
Chemicals—4.3%
Airgas,
Gtd. Notes	6.25	7/15/14	1,300,000 [a]	1,293,500

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Chemicals (continued)
CPG International I,
Sr. Unscd. Notes	10.50	7/1/13	1,325,000 [a]	1,397,875
Equistar Chemicals/Funding,
Gtd. Notes	10.13	9/1/08	1,460,000 [a]	1,543,950
Huntsman,
Gtd. Notes	11.63	10/15/10	909,000 [a]	989,674
Ineos Group Holdings,
Sr. Sub. Notes	8.50	2/15/16	2,900,000 [b]	2,791,250
Lyondell Chemical,
Gtd. Notes	8.00	9/15/14	1,615,000 [a]	1,699,788
MacDermid,
Sr. Sub. Notes	9.50	4/15/17	145,000 [b]	149,350
Nalco,
Sr. Sub. Notes	8.88	11/15/13	3,508,000 [a]	3,744,790
Rockwood Specialties Group,
Gtd. Notes	10.63	5/15/11	1,006,000 [a]	1,066,360
				14,676,537
Coal—.1%
Peabody Energy,
Gtd. Notes, Ser. B	6.88	3/15/13	525,000	536,813
Commercial &
Professional Services—3.8%
Aramark,
Sr. Notes	8.50	2/1/15	1,100,000 [a,b]	1,149,500
Aramark,
Sr. Notes	8.86	2/1/15	675,000 [a,b,c]	696,938
Corrections Corp. of America,
Gtd. Notes	6.25	3/15/13	2,475,000 [a]	2,487,375
Education Management/Finance,
Gtd. Notes	8.75	6/1/14	1,100,000 [a]	1,163,250
Education Management/Finance,
Gtd. Notes	10.25	6/1/16	1,600,000 [a]	1,744,000
Hertz,
Gtd. Notes	8.88	1/1/14	1,085,000 [a]	1,174,512
Hertz,
Gtd. Notes	10.50	1/1/16	900,000	1,030,500
Williams Scotsman,
Gtd. Notes	8.50	10/1/15	3,320,000 [a]	3,494,300
				12,940,375

T h e F u n d 9

STATEMENT OF INVESTMENTS(continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage
Pass-Through Ctfs.—.4%
Global Signal Trust,
Ser. 2006-1, Cl. F		7.04	2/15/36	1,210,000 [b]	1,223,589
Communications—.4%
Cricket Communications I,
Sr. Notes		9.38	11/1/14	1,300,000 [a,b]	1,384,500
Consumer Products—1.1%
Chattem,
Sr. Sub. Notes		7.00	3/1/14	1,455,000 [a]	1,451,363
Playtex Products,
Gtd. Notes		9.38	6/1/11	2,264,000 [a]	2,351,730
					3,803,093
Containers-Paper—.5%
Stone Container,
Sr. Notes		8.00	3/15/17	1,600,000 [b]	1,572,000
Diversified Financial Services—11.0%
BCP Crystal U.S. Holdings,
Sr. Sub. Notes		9.63	6/15/14	2,280,000 [a]	2,601,298
CCM Merger,
Notes		8.00	8/1/13	1,325,000 [a,b]	1,338,250
Consolidated Communications
Illinois/Texas Holdings, Sr.
Notes		9.75	4/1/12	747,000 [a]	794,621
E*TRADE FINANCIAL,
Sr. Unscd. Notes		8.00	6/15/11	400,000	423,000
FCE Bank,
Notes	EUR	4.91	9/30/09	3,615,000 [c,d]	4,717,121
Ford Motor Credit,
Sr. Unscd. Notes		8.00	12/15/16	950,000 [a]	915,637
Ford Motor Credit,
Sr. Unscd. Notes		8.63	11/1/10	1,650,000 [a]	1,685,140
Ford Motor Credit,
Sr. Unscd. Notes		9.75	9/15/10	2,284,000 [a,b]	2,407,583
General Motors Acceptance
International Finance, Gtd.
Notes	EUR	4.38	10/31/07	2,000,000 [d]	2,663,396
GMAC,
Sr. Unsub. Notes	EUR	5.38	6/6/11	1,140,000 [d]	1,495,945
GMAC,
Notes		6.13	1/22/08	1,515,000 [a]	1,513,480

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial Services (continued)
GMAC,
Unsub. Notes	7.75	1/19/10	3,435,000 [a]	3,527,951
Idearc,
Sr. Notes	8.00	11/15/16	3,455,000 [a,b]	3,571,606
K & F Acquisition,
Gtd. Notes	7.75	11/15/14	560,000	597,800
Kansas City Southern Railway,
Gtd. Notes	7.50	6/15/09	790,000	811,725
Leucadia National,
Sr. Unscd. Notes	7.00	8/15/13	1,725,000 [a]	1,742,250
Nell,
Gtd. Notes	8.38	8/15/15	2,670,000 [a,b]	2,796,825
Residential Capital,
Gtd. Notes	6.88	6/30/15	1,150,000	1,162,060
Stena,
Sr. Notes	7.50	11/1/13	1,170,000 [a]	1,193,400
UCI Holdco,
Sr. Notes	12.35	12/15/13	1,106,385 [a,b,c]	1,103,619
				37,062,707
Diversified Metals & Mining—2.4%
Consol Energy,
Gtd. Notes	7.88	3/1/12	3,182,000 [a]	3,404,740
CSN Islands IX,
Gtd. Notes	10.50	1/15/15	1,315,000 [a,b,c]	1,558,275
Freeport-McMoRan Copper & Gold,
Sr. Notes	6.88	2/1/14	975,000 [a]	1,005,469
Freeport-McMoRan Copper & Gold,
Sr. Notes	10.13	2/1/10	1,000,000 [a]	1,057,500
Gibraltar Industries,
Gtd. Notes, Ser. B	8.00	12/1/15	900,000 [c]	913,500
				7,939,484
Electric Utilities—12.6%
AES,
Sr. Unsub. Notes	8.88	2/15/11	2,375,000 [a]	2,565,000
AES,
Sr. Notes	9.38	9/15/10	7,610,000 [a]	8,313,925
Allegheny Energy Supply,
Sr. Unscd. Bonds	8.25	4/15/12	5,650,000 [a,b]	6,215,000
CMS Energy,
Sr. Unscd. Notes	9.88	10/15/07	1,601,000 [a]	1,643,026

T h e F u n d 11

STATEMENT OF INVESTMENTS(continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Electric Utilities (continued)
Edison Mission Energy,
Sr. Unscd. Notes	7.50	6/15/13	1,465,000 [a]	1,519,938
Mirant Americas Generation,
Sr. Unscd. Notes	8.30	5/1/11	2,975,000 [a]	3,064,250
Mirant North America,
Gtd. Notes	7.38	12/31/13	4,335,000 [a]	4,465,050
Nevada Power,
Mortgage Notes, Ser. A	8.25	6/1/11	1,216,000 [a]	1,343,220
NRG Energy,
Gtd. Notes	7.25	2/1/14	1,175,000	1,207,312
NRG Energy,
Gtd. Notes	7.38	1/15/17	1,000,000	1,028,750
PSEG Energy Holdings,
Sr. Unscd. Notes	10.00	10/1/09	350,000	383,688
Reliant Energy,
Scd. Notes	9.25	7/15/10	2,758,000 [a]	2,920,033
Reliant Energy,
Scd. Notes	9.50	7/15/13	3,630,000 [a]	3,970,313
Sierra Pacific Resources,
Sr. Unscd. Notes	8.63	3/15/14	3,467,000 [a]	3,767,693
				42,407,198
Environmental Control—2.5%
Allied Waste North America,
Gtd. Notes, Ser. B	9.25	9/1/12	1,215,000 [a]	1,287,900
Allied Waste of North America,
Gtd. Notes	6.88	6/1/17	6,250,000 [a]	6,296,875
WCA Waste,
Gtd. Notes	9.25	6/15/14	765,000	816,638
				8,401,413
Food & Beverages—3.3%
Dean Foods,
Gtd. Notes	7.00	6/1/16	2,340,000 [a]	2,360,475
Del Monte,
Sr. Sub. Notes	8.63	12/15/12	1,879,000 [a]	1,963,555
Dole Food,
Sr. Notes	8.63	5/1/09	702,000 [a,c]	703,755
Dole Food,
Debs.	8.75	7/15/13	665,000 [a,c]	643,387

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Food & Beverages (continued)
Dole Food,
Gtd. Notes	8.88	3/15/11	475,000 [a]	471,438
Smithfield Foods,
Sr. Unscd. Notes	7.00	8/1/11	1,500,000 [a]	1,528,125
Stater Brothers Holdings,
Sr. Notes	8.13	6/15/12	2,375,000 [a]	2,458,125
Stater Brothers Holdings,
Sr. Notes	8.85	6/15/10	1,115,000 [a,c]	1,137,300
				11,266,160
Foreign/Governmental—1.1%
Federal Republic of Brazil,
Bonds BRL	12.50	1/5/16	6,675,000 [d]	3,712,282
Health Care—5.0%
DaVita,
Gtd. Notes	7.25	3/15/15	1,720,000 [a]	1,747,950
HCA,
Sr. Unscd. Notes	6.95	5/1/12	1,735,000	1,678,613
HCA,
Sr. Unscd. Notes	8.75	9/1/10	1,835,000 [a]	1,929,044
HCA,
Scd. Notes	9.13	11/15/14	420,000 [b]	449,925
HCA,
Scd. Notes	9.25	11/15/16	1,725,000 [a,b]	1,865,156
Psychiatric Solutions,
Gtd. Notes	7.75	7/15/15	2,510,000	2,560,200
Tenet Healthcare,
Sr. Notes	9.88	7/1/14	3,541,000 [a]	3,594,115
Triad Hospitals,
Sr. Sub. Notes	7.00	11/15/13	2,918,000 [a]	3,060,252
				16,885,255
Lodging & Entertainment—12.8%
AMC Entertainment,
Sr. Sub. Notes	8.00	3/1/14	2,450,000	2,505,125
Cinemark,
Sr. Discount Notes	9.75	3/15/14	3,915,000 [a,e]	3,601,800
Gaylord Entertainment,
Gtd. Notes	6.75	11/15/14	1,775,000 [a]	1,737,281

T h e F u n d 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Lodging & Entertainment (continued)
Gaylord Entertainment,
Gtd. Notes	8.00	11/15/13	800,000	823,000
Isle of Capri Casinos,
Gtd. Notes	9.00	3/15/12	1,878,000 [a]	1,967,205
Leslie’s Poolmart,
Sr. Notes	7.75	2/1/13	2,395,000 [a]	2,430,925
Mandalay Resort Group,
Sr. Unscd. Notes	6.50	7/31/09	1,825,000 [a]	1,854,656
Mandalay Resort Group,
Sr. Sub. Notes	9.38	2/15/10	2,000,000 [a]	2,165,000
Marquee Holdings,
Sr. Discount Notes	12.00	8/15/14	820,000 [e]	723,650
MGM Mirage,
Gtd. Notes	8.38	2/1/11	625,000	660,938
MGM Mirage,
Gtd. Notes	8.50	9/15/10	2,233,000 [a]	2,397,684
Mohegan Tribal Gaming Authority,
Sr. Unscd. Notes	6.13	2/15/13	975,000 [a]	965,250
Mohegan Tribal Gaming Authority,
Gtd. Notes	6.38	7/15/09	1,800,000 [a]	1,800,000
Mohegan Tribal Gaming Authority,
Sr. Sub. Notes	7.13	8/15/14	1,220,000	1,244,400
Pokagon Gaming Authority,
Sr. Notes	10.38	6/15/14	3,495,000 [a,b]	3,870,712
Resorts International Hotel &
Casino, First Mortgage Notes	11.50	3/15/09	470,000 [a]	500,550
Royal Caribbean Cruises,
Sr. Notes	8.75	2/2/11	1,575,000 [a]	1,732,489
Scientific Games,
Gtd. Notes	6.25	12/15/12	2,375,000 [a]	2,339,375
Seneca Gaming,
Sr. Unscd. Notes, Ser. B	7.25	5/1/12	1,675,000	1,693,844
Speedway Motorsports,
Sr. Sub. Notes	6.75	6/1/13	2,100,000 [a]	2,094,750
Wheeling Island Gaming,
Gtd. Notes	10.13	12/15/09	1,000,000 [a]	1,020,000
Wimar OpCo,
Sr. Sub. Notes	9.63	12/15/14	5,200,000 [a,b]	5,245,500
				43,374,134

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Machinery—3.5%
Case New Holland,
Gtd. Notes	9.25	8/1/11	3,270,000 [a]	3,449,850
Case,
Notes	7.25	1/15/16	780,000	819,000
Columbus McKinnon,
Sr. Sub. Notes	8.88	11/1/13	615,000	654,975
Douglas Dynamics,
Gtd. Notes	7.75	1/15/12	3,500,000 [a,b]	3,272,500
Terex,
Gtd. Notes	7.38	1/15/14	3,415,000 [a]	3,534,525
				11,730,850
Manufacturing—2.0%
Bombardier,
Notes	6.30	5/1/14	1,275,000 [a,b]	1,217,625
Bombardier,
Sr. Uscd. Notes	8.00	11/15/14	675,000 [b]	702,000
J.B. Poindexter & Co.,
Gtd. Notes	8.75	3/15/14	1,370,000 [a]	1,284,375
Polypore International,
Sr. Discount Notes	10.50	10/1/12	2,003,000 [e]	1,882,820
RBS Global & Rexnord,
Gtd. Notes	9.50	8/1/14	375,000	391,875
RBS Global/Rexnord,
Gtd. Notes	11.75	8/1/16	1,050,000	1,132,688
				6,611,383
Media—5.5%
Adelphi Escrow,
Notes	7.75	1/15/09	1,550,000 [a,f]	523,125
CBD Media/Finance,
Gtd. Notes	8.63	6/1/11	200,000	206,500
CSC Holdings,
Sr. Notes	6.75	4/15/12	2,855,000 [a,b,c]	2,847,863
CSC Holdings,
Sr. Notes, Ser. B	8.13	7/15/09	1,150,000 [a]	1,196,000
CVC,
Sr. Notes, Ser. B	9.87	4/1/09	850,000 [c]	905,250
Dex Media East/Finance,
Gtd. Notes	9.88	11/15/09	178,000	186,455

T h e F u n d 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media (continued)
Dex Media East/Finance,
Gtd. Notes	12.13	11/15/12	2,060,000 [a]	2,258,275
Dex Media West/Finance,
Gtd. Notes, Ser. B	9.88	8/15/13	4,165,000 [a]	4,565,881
Kabel Deutschland,
Gtd. Notes	10.63	7/1/14	1,268,000 [a]	1,420,160
Nexstar Finance Holdings,
Sr. Discount Notes	11.38	4/1/13	2,245,000 [e]	2,183,263
Nexstar Finance,
Gtd. Notes	7.00	1/15/14	400,000	386,000
Pegasus Communications,
Sr. Notes, Ser. B	12.50	8/1/07	1,576,054 [a,f]	118,204
Radio One,
Gtd. Notes, Ser. B	8.88	7/1/11	1,555,000 [a]	1,611,369
				18,408,345
Metals—.7%
Freeport-McMoran C&G,
Sr. Unscd. Notes	8.25	4/1/15	2,135,000	2,303,131
Oil & Gas—9.1%
ANR Pipeline,
Sr. Notes	7.00	6/1/25	95,000 [a]	105,094
ANR Pipeline,
Sr. Unscd. Debs.	7.38	2/15/24	50,000 [a]	57,643
Chesapeake Energy,
Gtd. Notes	7.00	8/15/14	1,200,000 [a]	1,242,000
Chesapeake Energy,
Gtd. Notes	7.50	6/15/14	800,000	842,000
Chesapeake Energy,
Gtd. Notes	7.63	7/15/13	600,000	640,500
Dynegy Holdings,
Sr. Unscd. Notes	8.38	5/1/16	3,985,000 [a]	4,164,325
El Paso Production Holding,
Gtd. Notes	7.75	6/1/13	2,321,000 [a]	2,437,050
El Paso,
Sr. Notes	7.75	6/15/10	3,942,000 [a]	4,217,940
Hanover Compressor,
Gtd. Notes	8.63	12/15/10	921,000 [a]	971,655

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oil & Gas (continued)
Hanover Compressor,
Sr. Unscd. Notes	9.00	6/1/14	1,263,000 [a]	1,373,512
Hanover Equipment Trust,
Scd. Notes, Ser. B	8.75	9/1/11	1,452,000 [a]	1,517,340
McMoRan Exploration,
Sr. Notes	5.25	10/6/11	891,000 [b]	951,142
Northwest Pipeline,
Gtd. Notes	8.13	3/1/10	2,200,000 [a]	2,300,386
Whiting Petroleum,
Gtd. Notes	7.25	5/1/13	2,225,000 [a]	2,197,187
Williams Cos.,
Sr. Unscd. Notes	7.13	9/1/11	1,925,000 [a]	2,026,062
Williams Cos.,
Notes	7.36	10/1/10	3,000,000 [a,b,c]	3,116,250
Williams Cos.,
Sr. Notes	7.63	7/15/19	500,000	546,250
Williams Cos.,
Sr. Unscd. Notes	7.88	9/1/21	1,900,000 [a]	2,099,500
				30,805,836
Packaging & Containers—8.3%
Ball,
Gtd. Notes	6.88	12/15/12	2,250,000 [a]	2,283,750
Berry Plastics Holding,
Scd. Notes	8.88	9/15/14	1,460,000 [a]	1,500,150
Berry Plastics Holding,
Scd. Notes	9.23	9/15/14	275,000 [a,c]	283,250
Crown Americas/Capital,
Gtd. Notes	7.63	11/15/13	7,225,000	7,468,844
Crown Americas/Capital,
Gtd. Notes	7.75	11/15/15	4,125,000 [a]	4,310,625
Norampac,
Gtd. Notes	6.75	6/1/13	2,854,000	2,836,162
Owens Brockway Glass Container,
Gtd. Notes	6.75	12/1/14	445,000	442,775
Owens Brockway Glass Container,
Gtd. Notes	7.75	5/15/11	900,000 [a]	933,750

T h e F u n d 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Packaging & Containers (continued)
Owens Brockway Glass Container,
Gtd. Notes	8.25	5/15/13	450,000 [a]	471,375
Owens Brockway Glass Container,
Gtd. Notes	8.75	11/15/12	133,000	140,648
Owens Brockway Glass Container,
Gtd. Notes	8.88	2/15/09	879,000 [a]	900,975
Owens-Illinois,
Debs.	7.50	5/15/10	1,400,000 [a]	1,428,000
Owens-Illinois,
Debs.	7.80	5/15/18	1,815,000 [a]	1,864,912
Plastipak Holdings,
Sr. Notes	8.50	12/15/15	2,400,000 [a,b]	2,556,000
Solo Cup,
Gtd. Notes	8.50	2/15/14	700,000 [a]	599,375
				28,020,591
Paper & Forest Products—1.8%
Buckeye Technologies,
Sr. Sub. Notes	9.25	9/15/08	601,000 [a]	604,005
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	4,705,000 [b]	4,752,050
Georgia-Pacific,
Sr. Notes	8.00	1/15/24	805,000	813,050
				6,169,105
Property & Casualty Insurance—1.5%
Allmerica Financial,
Debs.	7.63	10/15/25	3,300,000 [a]	3,560,509
Leucadia National,
Sr. Notes	7.13	3/15/17	1,500,000 [a,b]	1,498,125
				5,058,634
Real Estate Investment Trusts—1.6%
B.F. Saul REIT,
Scd. Notes	7.50	3/1/14	2,210,000 [a]	2,254,200
Host Marriott,
Gtd. Notes, Ser. M	7.00	8/15/12	2,150,000 [a]	2,201,062
Host Marriott,
Sr. Notes	7.13	11/1/13	990,000	1,017,225
				5,472,487

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Retail—1.3%
Amerigas Partners,
Sr. Unscd. Notes	7.25	5/20/15	1,100,000 [a]	1,116,500
Central European Distribution,
Scd. Bonds EUR	8.00	7/25/12	520,000 [b,d]	755,225
Neiman-Marcus Group,
Gtd. Notes	9.00	10/15/15	525,000	577,500
Rite Aid,
Unscd. Notes	8.13	5/1/10	1,035,000 [a]	1,068,637
VICORP Restaurants,
Gtd. Notes	10.50	4/15/11	966,000 [a]	881,475
				4,399,337
State/Government
Gen. Oblg.—1.0%
Erie Tobacco Asset
Securitization/NY, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/28	750,000	753,765
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.31	6/1/34	2,375,000 [a]	2,488,454
				3,242,219
Structured Index—2.3%
Dow Jones CDX,
Pass Thrus Ctfs, Ser. 4-T1	8.25	6/29/10	7,415,700 [a,b,g]	7,740,137
Technology—2.9%
Freescale Semiconductor,
Sr. Notes	8.88	12/15/14	3,780,000 [a,b]	3,803,625
Freescale Semiconductor,
Sr. Sub. Notes	10.13	12/15/16	1,080,000 [a,b]	1,088,100
NXP/Funding,
Scd. Bonds	7.88	10/15/14	1,825,000 [b]	1,893,437
NXP/Funding,
Scd. Notes	8.11	10/15/13	465,000 [b,c]	480,694
Sensata Technologies,
Gtd. Notes EUR	9.00	5/1/16	1,450,000 [d]	2,087,264
Sungard Data Systems,
Gtd. Notes	10.25	8/15/15	550,000	602,937
				9,956,057

T h e F u n d 19

STATEMENT OF INVESTMENTS(continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Telecommunications—11.9%
American Tower,
Sr. Notes		7.13	10/15/12	1,329,000 [a]	1,375,515
American Towers,
Gtd. Notes		7.25	12/1/11	1,100,000 [a]	1,138,500
Digicel Group,
Sr. Notes		9.13	1/15/15	1,150,000 [a,b]	1,104,000
Intelsat Bermuda,
Sr. Notes		11.25	6/15/16	2,705,000 [b]	3,083,700
Intelsat Bermuda,
Sr. Notes		11.35	6/15/13	2,000,000 [b,c]	2,155,000
Intelsat Subsidiary Holding,
Sr. Notes		8.25	1/15/13	1,370,000	1,435,075
Level 3 Financing,
Sr. Notes		9.15	2/15/15	1,640,000 [b,c]	1,660,500
Level 3 Financing,
Sr. Notes		9.25	11/1/14	1,350,000 [b]	1,393,875
Metropcs Wireless,
Sr. Notes		9.25	11/1/14	1,200,000 [b]	1,275,000
Nordic Telephone Holdings,
Scd. Notes	EUR	8.25	5/1/16	1,450,000 [b,d]	2,115,599
Nordic Telephone Holdings,
Scd. Bonds		8.88	5/1/16	415,000 [b]	446,125
PanAmSat,
Gtd. Notes		9.00	6/15/16	360,000 [b]	398,250
Pegasus Satellite Communications,
Sr. Notes		12.38	8/1/08	368,306 [f]	27,623
Qwest,
Bank Note, Ser. B		6.95	6/30/10	500,000	515,625
Qwest,
Sr. Unscd. Notes		7.50	10/1/14	460,000	487,600
Qwest,
Sr. Notes		7.88	9/1/11	200,000	213,500
Qwest,
Sr. Notes		8.60	6/15/13	2,650,000 [a,c]	2,901,750
Rogers Wireless,
Gtd. Notes		7.25	12/15/12	2,000,000 [a]	2,147,500

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Telecommunications (continued)
Rogers Wireless,
Scd. Notes	9.63	5/1/11	1,136,000 [a]	1,300,720
Rogers Wireless,
Debs.	9.75	6/1/16	1,750,000 [a]	2,213,750
US Unwired,
Gtd. Notes, Ser. B	10.00	6/15/12	2,172,000 [a]	2,372,460
Wind Acquisition Finance,
Gtd. Bonds	10.75	12/1/15	575,000 [b]	661,250
Windstream,
Gtd. Notes	8.13	8/1/13	6,720,000 [a]	7,308,000
Windstream,
Gtd. Notes	8.63	8/1/16	2,175,000 [a]	2,389,781
				40,120,698
Textiles & Apparel—2.1%
Invista,
Notes	9.25	5/1/12	4,405,000 [a,b]	4,713,350
Levi Strauss & Co.,
Sr. Notes	12.25	12/15/12	2,166,000 [a]	2,388,015
				7,101,365
Transportation—.3%
Kansas City Southern of Mexico,
Sr. Notes	7.63	12/1/13	1,100,000 [a,b]	1,115,125
Wire & Cable Products—.2%
Belden CDT,
Sr. Sub. Notes	7.00	3/15/17	700,000 [b]	717,515
Total Bonds and Notes
(cost $434,691,754)				446,858,181

Preferred Stocks—2.4%	Shares	Value ($)

Banks—1.3%
Sovereign Capital Trust IV,
Conv., Cum. $2.1875	92,250	4,589,437
Media—1.1%
ION Media Networks	4 [h]	32,269
ION Media Networks, Conv.	310 [b,h]	1,271,840

T h e F u n d 21

STATEMENT OF INVESTMENTS(continued)

Preferred Stocks (continued)	Shares	Value ($)

Media (continued)
Spanish Broadcasting System,
Ser. B, Cum. $107.505	2,125	2,332,418
		3,636,527
Total Preferred Stocks
(cost $9,917,974)		8,225,964

Common Stocks—1.6%

Aerospace & Defense—.1%
GenCorp	32,130 [h]	444,679
Building & Construction—.4%
Owens Corning	39,957 [h]	1,273,030
Cable & Media—.3%
Time Warner Cable, Cl. A	23,005 [h]	862,010
Chemicals—.0%
Huntsman	8,533	162,895
Energy—.2%
Newfield Exploration	17,320 [h]	722,417
Health Care—.1%
Psychiatric Solutions	12,550 [h]	505,891
Hotels, Restaurants & Leisure—.2%
FelCor Lodging Trust	20,060	520,958
Media—.0%
Adelphia Recovery Trust	1,518,757 [h]	106,313
Oil & Gas—.3%
Williams Cos.	30,528	868,827
Total Common Stocks
(cost $5,258,172)		5,467,020

Other Investment—5.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $18,500,000)	18,500,000 [i]	18,500,000

Total Investments (cost $468,367,900)	141.9%	479,051,165

Liabilities, Less Cash and Receivables	(41.9%)	(141,476,573)

Net Assets	100.0%	337,574,592

[a] All or a portion of these securities are being held as collateral for Revolving Credit and Security Agreement.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $100,144,980 or 29.7% of net assets.
[c] Variable rate security—interest rate subject to periodic change.
[d] Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real
EUR—Euro
[e] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[f] Non-income producing—security in default.
[g] Security linked to a portfolio of debt securities.
[h] Non-income producing security.
[i] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Corporate Bonds	127.5	Foreign/Governmental	1.1
Money Market Investment	5.5	State/Government
Preferred Stocks	2.4	General Obligations	1.0
Structured Index	2.3	Asset/Mortgage-Backed	.5
Common Stocks	1.6		141.9

† Based on net assets.
See notes to financial statements.

T h e F u n d 23

STATEMENT	OF	ASSETS	AND	LIABILITIES
March 31, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	449,867,900	460,551,165
Affiliated issuers	18,500,000	18,500,000
Cash		7,575
Cash denominated in foreign currencies	695,499	718,104
Dividends and interest receivable		8,981,840
Receivable for investment securities sold		3,103,416
Swaps premium paid—Note 4		2,337,406
Unrealized appreciation on swaps—Note 4		423,781
Receivable from broker for swap transactions—Note 4		5,864
		494,629,151

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		288,184
Due to Shareholder Servicing Agent—Note 3(b)		20,812
Loan Payable—Note 2		149,000,000
Payable for investment securities purchased		4,208,540
Dividend payable		2,037,386
Interest and loan fees payable—Note 2		745,083
Unrealized depreciation on swaps—Note 4		405,427
Unrealized depreciation on forward currency
exchange contracts—Note 4		14,399
Accrued expenses		334,728
		157,054,559

Net Assets ($)		337,574,592

Composition of Net Assets ($):
Paid-in capital		968,195,609
Accumulated distributions in excess of investment income—net		(1,597,871)
Accumulated net realized gain (loss) on investments		(639,741,324)
Accumulated net unrealized appreciation (depreciation)
on investments, foreign currency transactions and swap transactions		10,718,178

Net Assets ($)		337,574,592

Shares Outstanding
(unlimited number of $.001 par value
shares of Beneficial Interest authorized)		71,487,233
Net Asset Value, per share ($)		4.72

See notes to financial statements.

STATEMENT	OF OPERATIONS
Year Ended March	31, 2007

Investment Income ($):
Income:
Interest	34,837,463
Dividends:
Unaffiliated issuers	595,885
Affiliated issuers	492,879
Total Income	35,926,227
Expenses:
Management fee—Note 3(a)	4,296,089
Interest expense—Note 2	8,568,324
Shareholder servicing costs—Note 3(a,b)	503,068
Trustees’ fees and expenses—Note 3(c)	184,537
Shareholders’ reports	115,913
Professional fees	103,832
Registration fees	63,159
Custodian fees—Note 3(a)	40,695
Miscellaneous	69,822
Total Expenses	13,945,439
Less—reduction in management fee and shareholder
servicing fees due to undertaking—Note 3(a,b)	(1,432,112)
Less—reduction in custody fees due to
earnings credits—Note 1(c)	(17,992)
Net Expenses	12,495,335
Investment Income—Net	23,430,892

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	6,838,191
Net realized gain (loss) on forward currency exchange contracts	(703,564)
Net realized gain (loss) on swap transactions	(164,275)
Net Realized Gain (Loss)	5,970,352
Net unrealized appreciation (depreciation) on investments, swap
transactions and foreign currency transactions	6,569,584
Net Realized and Unrealized Gain (Loss) on Investments	12,539,936
Net Increase in Net Assets Resulting from Operations	35,970,828

See notes to financial statements.

T h e F u n d 25

STATEMENT	OF CASH	FLOWS
Year Ended March	31, 2007

Cash Flows from Operating Activities ($):
Interest received	35,033,705
Dividends received	885,945
Interest and loan fees paid	(8,464,019)
Swap upfront charge paid	(2,203,074)
Operating expenses paid	(741,138)
Paid to The Dreyfus Corporation	(3,111,404)	21,400,015

Cash Flows from Investing Activities ($):
Purchases of portfolio securities	(189,643,611)
Net purchases of short-term portfolio securities	(15,638,000)
Proceeds from sales of portfolio securities	205,754,295
Foreign exchange contract transactions	(703,564)
Swap transactions	(164,275)	(395,155)

Cash Flows from Financing Activities ($):
Dividends paid	(27,309,341)
Proceeds from increase in loan outstanding	7,000,000	(20,309,341)
Net increase in cash		695,519
Cash at beginning of period		30,160

Cash and cash denominated in
foreign currencies at end of period		725,679

Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		35,970,828

Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Increase in interest receivable		(223,716)
Increase in interest and loan commitment fees		104,305
Increase in swap upfront charges		(2,203,074)
Decrease in accrued operating expenses		(5,737)
Decrease in prepaid expenses		66,245
Increase in Due to The Dreyfus Corporation		13,961
Net realized gains on investments		(5,970,352)
Net unrealized appreciation on investments		(6,569,584)
Noncash dividends		(153,774)
Increase in dividends receivable		(49,045)
Net amortization of premiums on investments		419,958
Net Cash Provided by Operating Activities		21,400,015

See notes to financial statements.

STATEMENT OF INVESTMENTS

		Year Ended March 31,

	2007	2006

Operations ($):
Investment income—net	23,430,892	26,292,478
Net realized gain (loss) on investments	5,970,352	1,251,846
Net unrealized appreciation
(depreciation) on investments	6,569,584	(3,830,896)
Net Increase (Decrease) in Net Assets
Resulting from Operations	35,970,828	23,713,428

Dividends to Shareholders from ($):
Investment income—net	(27,023,580)	(28,952,331)

Total Increase (Decrease) in Net Assets	8,947,248	(5,238,903)

Net Assets ($):
Beginning of Period	328,627,344	333,866,247
End of Period	337,574,592	328,627,344
Distributions in excess
of investment income—net	(1,597,871)	(1,120,760)

See notes to financial statements.

T h e F u n d 27

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

		Year Ended March 31,

	2007	2006	2005	2004[a]	2003

Per Share Data ($):
Net asset value, beginning of period	4.60	4.67	4.76	3.87	4.93
Investment Operations:
Investment income—net [b]	.33	.37	.45	.56	.68
Net realized and unrealized
gain (loss) on investments	.17	(.03)	(.05)	.93	(1.00)
Total from Investment Operations	.50	.34	.40	1.49	(.32)
Distributions:
Dividends from investment income—net	(.38)	(.41)	(.49)	(.60)	(.74)
Net asset value, end of period	4.72	4.60	4.67	4.76	3.87
Market value, end of period	4.29	4.04	4.40	5.48	5.16

Total Return (%) [c]	15.99	.94	(10.95)	19.92	14.22

Ratios/Supplemental Data (%):
Ratio of total expenses, exclusive
of interest, to average net assets	1.64	1.59	1.61	1.64	1.73
Ratio of net expenses, exclusive
of interest, to average net assets	1.20	1.18	1.42	1.45	1.54
Ratio of interest expense
to average net assets	2.61	1.80	.91	.72	1.45
Ratio of net investment income
to average net assets	7.14	7.98	9.50	12.35	17.66
Portfolio Turnover Rate	41.02	54.31	81.52	145.95	186.19

Net Assets, end of period ($ x 1,000)	337,575	328,627	333,866	337,958	269,181

		Year Ended March 31,

	2007	2006	2005	2004[a]	2003

Ratios/Supplemental Data (%)
(continued):
Average borrowings outstanding
($ x 1,000)	149,351	135,205	138,099	137,123	126,350
Weighted average number of
fund shares outstanding ($ x 1,000)	71,487	71,487	71,294	70,406	68,538
Average amount of debt per share ($)	2.09	1.89	1.94	1.95	1.84

[a]	As of April 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in
	accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected
	within net realized and unrealized gain (loss) on swap contracts, however, prior to April 1, 2003, these interim
	payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for
	the period ended March 31, 2004, was to increase net investment income per share by $.01, decrease net realized
	and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to
	average net assets from 12.05% to 12.35%. Per share data and ratios/supplemental data for periods prior to April
	1, 2003 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c] Calculated based on market value.
See notes to financial statements.

T h e F u n d 29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”) as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income by investing at least 65% of its total assets in income securities rated below investment grade. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment manager and administrator. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities)

and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign

T h e F u n d 31

NOTES TO FINANCIAL STATEMENTS (continued)

exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value mea-surements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premiums on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On March 27, 2007, the Board of Trustees declared a cash dividend of $.0285 per share from investment income-net, payable on April 25, 2007 to shareholders of record as of the close of business on April 11, 2007.

(f) Concentration of risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative

T h e F u n d 33

NOTES TO FINANCIAL STATEMENTS (continued)

with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

The fund is permitted to invest up to 5% of its assets directly in the common stock of high yield bond issuers.This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an IPO) to gain sector exposure and when suitable high yield bonds are not available for sale, and expects to sell the common stock promptly when suitable high yield bonds are subsequently acquired.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At March 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,689,726, accumulated capital losses $635,126,734 and unrealized appreciation $6,212,321. In addition, the fund had $1,358,943 of capital losses realized after October 31, 2006, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2007. If not applied, $32,334,001 of the carryover expires in fiscal 2008, $136,674,723 expires in fiscal 2009, $283,731,643 expires in fiscal 2010, $105,470,700 expires in fiscal 2011,$56,969,403 expires in fiscal 2012 and $19,946,264 expires in fiscal 2014.It is uncertain that the fund will be able to utilize most of its capital loss carryovers prior to its expiration date.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2007 and March 31, 2006 were as follows: ordinary income $27,023,580 and $28,952,331, respectively.

During the period ended March 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, consent fees, foreign currency transactions and the expiration of a capital loss carryover, the fund increased accumulated undistributed investment income-net by $3,115,577, increased accumulated net realized gain (loss) on investments by $21,185,926 and decreased paid-in capital by $24,301,503. Net assets were not affected by this reclassification.

NOTE 2—Borrowings:

The fund has entered into a $175,000,000 Revolving Credit and Security Agreement (the “Agreement”), which expires on November 8, 2007. Under the terms of the Agreement, the fund may borrow Advances (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral which amounted to $318,157,367

T h e F u n d 35

NOTES TO FINANCIAL STATEMENTS (continued)

as of March 31, 2007; the yield to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time.The fund pays certain other fees associated with the Agreement. During the period ended March 31, 2007, $604,689 applicable to those fees was included in interest expense.

The average daily amount of borrowings outstanding during the period ended March 31, 2007, under the Agreement, was approximately $149,350,700, with a related weighted average annualized interest rate of 5.33% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

For the period from April 1, 2006 through April 4, 2008, the Manager agreed to waive receipt of a portion of the fund’s management fee in the amount of .25% of the Managed Assets.The reduction in management fee, pursuant to the undertaking, amounted to $1,193,427 during the period ended March 31, 2007.

The fund compensates Mellon Investor Services, L.L.C., an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2007, the fund was charged $13,000 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2007, the fund was charged $40,695 pursuant to the custody agreement.

(b) In accordance with the Shareholder Servicing Agreement, UBS Warburg LLC Inc. provides certain shareholder services for which the fund pays a fee computed at the annual rate of ..10% of the value of the fund’s average weekly Managed Assets. During the period ended March 31, 2007, the fund was charged $476,769 pursuant to the Shareholder Servicing Agreement.

For the period from April 1, 2006 through April 4, 2008, UBS Warburg LLC agreed to waive receipt of a portion of the fund’s shareholder services fee in the amount of .05% of the Managed Assets.The reduction in shareholder services fee, pursuant to the undertaking, amounted to $238,685 during the period ended March 31, 2007.

During the period ended March 31, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $374,617, custodian fees $12,560, chief compliance officer fees $3,067 and transfer agency per account fees $2,000, which are offset against an expense reimbursement currently in effect in the amount of $104,060.

(c) Each Trustee who is not an “interested person”(as defined in the 1940 Act) of the fund receives $15,000 per year plus $1,000 for each Board meeting attended,and $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone.The fund also reimburses each Trustee who is not an “interested person” (as defined in the 1940 Act) of the fund for travel and out-of-pocket expenses.With respect to compensation committee meetings, the Chair of the compensation committee receives $100 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $150 per meeting. In the event that there is an in-person joint committee meeting of the Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the

T h e F u n d 37

NOTES TO FINANCIAL STATEMENTS (continued)

“Dreyfus/Laurel Funds”) and the fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the fund. In the event that there is a joint telephone meeting of The Dreyfus/Laurel Funds and the fund, each Trustee attending who is not an “interested person” (as defined in the 1940 Act) receives $150 from the fund.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward currency exchange contracts and swap transactions, during the period ended March 31, 2007, amounted to $190,232,300 and $203,090,386, respectively.

The fund may use various derivatives, including options, futures contracts, forward currency exchange contracts, mortgage-related securities, asset-backed securities and swaps.The fund may invest in, or enter into, these financial instruments for a variety of reasons, including to hedge certain market trends, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. The following summarizes open credit default swaps entered into by the fund at March 31, 2007:

					Unrealized
Notional	Reference		(Pay)/Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%)	Expiration (Depreciation)($)

1,180,000	ABX HE 2006-2
	Index Cusip	UBS	1.33	5/25/46	(45,215)
4,500,000	Avon Products,
	7.15%, 11/15/09	UBS	(.48)	3/20/17	(51,950)
4,620,000	Avon Products,
	7.15%, 11/15/09	UBS	(.49)	3/20/17	(53,354)
8,460,200	Dow Jones	Lehman
	CDX.NA.IG.4 Index	Brothers	(.35)	6/20/10	(78,638)
5,339,800	Dow Jones	Merrill
	CDX.NA.IG.4 Index	Lynch	(.31)	6/20/10	(42,324)
1,750,000	Home Depot,	Deutsche
	3.75%, 9/15/09	Bank	(.56)	3/20/17	(11,033)
3,550,000	ITRAXX S5 Index	UBS	.40	6/20/11	25,129
4,006,000	Kimberly Clark,
	6.875%,	J.P. Morgan
	2/15/14	Chase	(.19)	12/20/11	(14,439)
1,050,000	Kimberly Clark,
	6.875%,	J.P. Morgan
	2/15/14	Chase	(.37)	12/20/16	(11,008)
2,100,000	Kimberly Clark,
	6.875%,	Morgan
	2/15/14	Stanley	(.37)	12/20/16	(22,017)
3,300,000	Kimberly Clark,
	6.875%,	J.P. Morgan
	2/15/14	Chase	(.37)	12/20/16	(34,598)
2,275,000	Owens-Brockway
	Glass Container,
	8.875%,	J.P. Morgan
	2/15/09	Chase	(1.95)	6/20/10	(40,851)
2,275,000	Owens-Illinois,	J.P. Morgan
	7.5%, 5/15/10	Chase	2.60	6/20/10	39,527
11,050,000	Structured Model
	Portfolio 0-3%	UBS	—	9/20/13	359,125
Total					18,354

T h e F u n d 39

NOTES TO FINANCIAL STATEMENTS (continued)

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

The fund may enter into forward currency exchange contracts.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at March 31, 2007:

	Foreign
Forward Currency	Currency		Unrealized
Exchange Contracts	Amounts	Proceeds ($) Value ($) (Depreciation) ($)

Sales;
Euro,
expiring 6/20/2007	9,930,000	13,286,836 13,301,235	(14,399)

At March 31, 2007, the cost of investments for federal income tax purposes was $471,915,973; accordingly, accumulated net unrealized appreciation on investments was $7,135,192, consisting of $16,397,130 gross unrealized appreciation and $9,261,938 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus High Yield Strategies Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus High Yield Strategies Fund (the “Fund”), including the statements of investments, as of March 31, 2007, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Strategies Fund as of March 31, 2007, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 24, 2007

T h e F u n d 41

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 2.17% of the ordinary dividends paid during the fiscal year ended March 31, 2007 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $595,885 represents the maximum amount that may be considered qualifying dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns. The fund designates 89.66% of the ordinary income dividends paid during the fiscal year ended March 31, 2007 as qualifying “interest related dividends.”

SUPPLEMENTAL INFORMAION (Unaudited)

Certifications

In August 2006, the fund’s Chief Executive Officer submitted his annual certification to the New York Stock Exchange (NYSE) pursuant to Section 303A.12(a) of the NYSE Listed Company Manual. The fund’s principal executive and principal financial officer certification pursuant to Rule 30a-2 under the 1940 Act are filed with the fund’s Form N-CSR filings and are available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center - Dreyfus Mutual Funds - Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on January 31 and February 1,2007,the Board considered the re-approval,through its annual renewal date of April 4, 2008, of the fund’s Investment Management and Administration Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

The Board members have been concerned about the fund’s performance for some time and had requested that the Manager take steps to improve the fund’s performance. To assist in monitoring fund performance, the Board members had previously asked to receive monthly statistical information which, in addition to current performance information, includes information indicating whether the fund’s current earnings cover its monthly dividends and containing other performance- and portfolio-related information, such as recently defaulted portfolio securities.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives noted the fund’s closed-end structure, the relationships the Manager has with various intermediaries complex-wide and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing services to intermediaries and shareholders.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory

T h e F u n d 43

INFORMATION ABOUT THE	REVIEW AND	APPROVAL	OF THE
FUND’S MANAGEMENT	AGREEMENT	(Unaudited)	(continued)

requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of leveraged, high current yield, closed-end funds (the “Performance Group”) and to a larger universe of funds, consisting of all leveraged, high current yield, closed-end funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s yield performance, on a net asset value basis, was at or above the Performance Group medians, and variously above and below the Performance Universe medians, for the one-year periods ended November 30, 1999 - 2006.The Board members also noted that the fund’s yield performance, on a market price basis, was at or above the Performance Group medians, and variously above and below the Performance Universe medians, for the one-year periods ended November 30, 1999 - 2006.The Board noted that the fund’s total return performance, on both a net asset value and market price basis, was variously above and below the Performance Group and Performance Universe medians for the 1- to 5-year time periods ended November 30, 2006.The Board noted the fund’s closed-end structure and investment objective of generating high current income in evaluating the fund’s relative performance.The Manager also provided a comparison of the fund’s total returns, based on net asset value, to the returns of the fund’s benchmark index for the calendar years since the fund’s inception.The Board members noted that the fund’s total return performance rankings for the one-year period ended November 30, 2006 were significantly better on a market value basis as opposed to a net asset value basis and discussed the fund’s discount with representatives of the Manager. A representative of the Manager reminded the Board members that the Manager had begun posting fund holdings on www.dreyfus.com in an effort to provide the public with more timely and up-to-date fund information. The Board members noted the change in portfolio managers in July 2006.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the Manager was voluntarily waiving a portion of its management fee in the amount of 0.25% of the value of the fund’s average weekly total assets (minus the sum of accrued liabilities, other than the aggregate indebtedness constituting financial leverage) (“Managed Assets”), which represents almost 28% of the Manager’s contractual fee rate under the Management Agreement. The Board members noted that, based on Managed Assets and taking into account the fee waiver in place, the fund’s management fee and expense ratio were lower than the Expense Group and Expense Universe medians for the one-year period ended November 30, 2006. Representatives of the Manager and the Board members agreed that the voluntary waiver would be extended until April 4, 2008.

Representatives of the Manager noted that there were no other leveraged, high yield, closed-end funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund. Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information

T h e F u n d 45

INFORMATION ABOUT THE	REVIEW AND	APPROVAL	OF THE
FUND ’S MANAGEMENT	AGREEMENT	(Unaudited)	(continued)

provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the difference in services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including that the fund is a closed-end fund without daily inflows and outflows of capital and not experiencing asset growth, and that the Manager was already waiving almost 28% of its contractual fee rate under the Management Agreement. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that a discussion of economies of scale is predicated on increasing assets and that because the fund is a closed-end fund without daily inflows and outflows of capital there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered by the Manager.The Board also noted the Manager’s waiver of receipt of a significant portion of the management fee and its effect on the profitability of the Management Agreement to the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  While the Board remained concerned with the fund’s total return performance on a net asset value basis, the Board believed the Manager was seeking to improve it, and was generally satisfied with the Manager’s effort to improve the fund’s performance.The change in portfolio managers in July 2006 was also noted and the Board determined to continue to closely monitor the fund’s performance.
  The Board concluded, taking into account the extension of the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of considerations described above.
  The Board determined that there were no economies of scale to be shared with the fund and that to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

T h e F u n d 47

DIVIDEND REINVESTMENT PLAN (Unaudited)

To participate automatically in the Dividend Reinvestment Plan (the “Plan”) of the Dreyfus High Yield Strategies Fund (the “fund”), fund shares must be registered in either your name, or, if your fund shares are held in nominee or “street” name through your broker-dealer, your broker-dealer must be a participant in the Plan. You may terminate your participation in the Plan, as set forth below.All shareholders participating (the “Participants”) in the Plan will be bound by the following provisions:

Mellon Investor Services, L.L.C. (the “Agent”) will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant’s account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund’s shares on the payment date.

Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant’s shares (less their pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant’s account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution.If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions.These newly issued shares will be valued at the then-current market price per share of the fund’s shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund’s shares on a particular date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date and (b) the net asset value per share of the fund’s shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.

Open-market purchases provided for above may be made on any securities exchange where the fund’s shares are traded, in the over-the-counter market or in negotiated transactions and may be on such

T h e F u n d 49

DIVIDEND REINVESTMENT PLAN (Unaudited) (continued)

terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected.The Agent shall have no responsibility as to the value of the fund’s shares acquired for each Participant’s account. For the purpose of cash investments, the Agent may commingle each Participant’s fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant’s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of the Agent’s nominee.The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the participant to the fund, and then with respect to any proxies not returned by the participant to the fund in the same portion as the agent votes proxies returned by the participants to the fund. Upon a Participant’s written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund’s shares at the time of termination.

Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution.The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

These terms and conditions may be amended or supplemented by the Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof.The amendment or supplement shall be deemed to be

T h e F u n d 51

DIVIDEND REINVESTMENT PLAN (Unaudited)(continued)

accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)	Current term expires in 2008

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 186 ———————

James Fitzgibbons (72)
Board Member (1998) Current term expires in 2007

Principal Occupation During Past 5 Years:
• Chairman of the Board, Davidson Cotton Company (1998-2002)
Other Board Memberships and Affiliations:
• Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 27 ———————

J.Tomlinson Fort (78)
Board Member (1998)	Current term expires in 2008

Principal Occupation During Past 5 Years:
• Retired; Of Counsel, Reed Smith LLP (1998-2005)

Other Board Memberships and Affiliations:

  Allegheny College, Emeritus Trustee
  Pittsburgh Ballet Theatre,Trustee
  American College of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 27 ———————

Kenneth A. Himmel (60)
Board Member (1998) Current term expires in 2009

Principal Occupation During Past 5 Years:

  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 27

T h e F u n d 53

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (59)
Board Member (1998) Current term expires in 2009

Principal Occupation During Past 5 Years:

  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 27 ———————

Roslyn M.Watson (57)
Board Member (1998)	Current term expires in 2007

Principal Occupation During Past 5 Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:

  American Express Centurion Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee

No. of Portfolios for which Board Member Serves: 27 ———————

Benaree Pratt Wiley (60)
Board Member (1998) Current term expires in 2009

Principal Occupation During Past 5 Years:

  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

Other Board Memberships and Affiliations:

  Boston College,Trustee
  Blue Cross Blue Shield of Massachusetts, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Advisory Board
  The Boston Foundation, Director
  Harvard Business School Alumni Board, Director

No. of Portfolios for which Board Member Serves: 36 ———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

OFFICERS OF THE FUND(Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a director of the Manager, and an officer of 89 investment companies (comprised of 186 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1998.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

T h e F u n d 55

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (90 investment companies, comprised of 202 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

OFFICERS	AND	TRUSTEES
Dreyfus High	Yield	Strategies Fund
200 Park Avenue
New York, NY 10166

Trustees	Officers (continued)
Joseph S. DiMartino, Chairman	Chief Compliance Officer
James M. Fitzgibbons	Joseph W. Connolly
J.Tomlinson Fort
Kenneth A. Himmel	Portfolio Managers
Stephen J. Lockwood	David R. Bowser
Roslyn M.Watson	Kent J.Wosepka
Benaree Pratt Wiley
Investment Adviser
Officers
The Dreyfus Corporation
President
J. David Officer	Custodian
Vice President	Mellon Bank, N.A.
Mark N. Jacobs
Vice President and Secretary	Counsel
Michael A. Rosenberg	Kirkpatrick & Lockhart
Vice President and Assistant Secretaries	Preston Gates Ellis
James Bitetto	Transfer Agent,
Joni Lacks Charatan	Dividend Disbursing Agent
Joseph M. Chioffi
Janette E. Farragher	Mellon Investor Services LLC
John B. Hammalian	Stock Exchange Listing
Robert R. Mullery
Jeff Prusnofsky	NYSE Symbol: DHF
Treasurer	Initial SEC Effective Date
James Windels
4/23/98
Assistant Treasurers
Gavin C. Reilly
Robert S. Robol
Robert Svagna

The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading
“Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds”
every Monday; NewYork Times, Business section under the heading “Closed-End Bond Funds—Bond Funds”
every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

T h e F u n d 57

For More		Information

Dreyfus		Transfer Agent &
High Yield Strategies Fund		Dividend Disbursing Agent
200 Park Avenue
Mellon Investor Services LLC
New York, NY	10166
480 Washington Boulevard
Manager		Jersey City, NJ 07310
The Dreyfus Corporation
200 Park Avenue
New York, NY	10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Ticker Symbol:	DHF

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $82,865 in 2006 and $82,865 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,000 in 2006 and $21,140 in 2007. These services consisted of (i) agreed-upon procedures related to Fund’s revolving credit and securities agreement, and (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,025 in 2006 and $2,090 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2006 and $0 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,643,000 in 2006 and $1,761,000 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, James M. Fitzgibbons, J. Tomlinson Fort, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Watson.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of each fund in the Dreyfus Family of Funds has delegated to the Dreyfus Corporation (“Dreyfus”) the authority to vote proxies of companies held in the fund’s portfolio. Dreyfus, through its participation on the Mellon Proxy Policy Committee (the “MPPC”), applies Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

Dreyfus seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon’s or Dreyfus 's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The following information is as of May 21, 2007, the date of the filing of this report:

     David Bowser has been the primary portfolio manager of the Registrant since October 2006 and has been a portfolio manager for the Registrant and employed by Dreyfus since July 2006. He is a Chartered Financial Analyst and Strategist for Investment Grade Credit, and a portfolio manager for dedicated corporate mandates at Standish Mellon Asset Management Company, LLC (“Standish Mellon”), an affiliate of Dreyfus, which he joined in 2000.

(a) (2) The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

     Portfolio Managers. The Registrant’s investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Trust’s Board to execute purchases and sales of securities. David Bowser is the Registrant’s primary portfolio manager. Kent J. Wosepka is also a portfolio manager of the Registrant. Messrs. Bower and Wosepka are employees of Dreyfus and Standish Mellon.

     Portfolio Managers Compensation. Each Standish Mellon portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). The portfolio managers are compensated by Standish Mellon and not by Dreyfus or the Registrant. Funding for the Standish Mellon Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon’s performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon.

     All portfolio managers are also eligible to participate in the Standish Mellon Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish Mellon (capped at 20% per year). Management has discretion with respect to actual participation.

     Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon’s Elective Deferred Compensation Plan.

     Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of the end of the Registrant’s fiscal year:

	Registered
	Investment
	Company		Pooled	Assets	Other	Assets Managed
Portfolio Manager	Accounts	Assets Managed	Accounts	Managed	Accounts

David Bowser	4	$854,927,034	0	0	17	$2,502,290,773

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager are as follows as of the end of the Registrant’s fiscal year:

		Dollar Range of Registrant
Portfolio Manager	Registrant Name	Shares Beneficially Owned

David Bowser	Dreyfus High Yield Strategies	0
	Fund

Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of Dreyfus’ management of the Registrant and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings (“IPOs”), in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Registrant, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Registrant.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. For these or other reasons, the portfolio manager may purchase different securities for the Registrant and the Other Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

     Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of Dreyfus and an affiliated entity and such portfolio managers also manage Other Accounts.

Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By:	/s/ J. David Officer
J. David Officer
President

Date:	May 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	May 21, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	May 21, 2007

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by
Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)